Supplement Dated August 5, 2021

to the Statutory and Summary Prospectuses

Dated May 1, 2021 for Scudder DestinationsSM Annuity

and

Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Boards of Trustees of Deutsche DWS Variable Series I and of Deutsche DWS Variable Series II have authorized the termination and liquidation of DWS Bond VIP and DWS Global Equity VIP, respectively. The terminations and liquidations will be effective on or about October 28, 2021 (the “Liquidation Date”).

Prior to the Liquidation Date, you may transfer any Contract Value allocated to the DWS Bond VIP Subaccount and/or the DWS Global Equity VIP Subaccount to another available Subaccount or Subaccounts. Transfers made prior to the Liquidation Date will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.

Effective after the close of business on Liquidation Date, the following changes will occur:

●	Contract Value. Any Contract Value held in the DWS Bond VIP Subaccount and/or the DWS Global Equity VIP Subaccount will be transferred to the DWS Government Money Market VIP Subaccount.

●

Program Enrollments. If you do not make any updates to your program enrollment (i.e., Dollar Cost Averaging or Systematic Withdrawal Plan) that includes transfers of Contract Value into or out of the DWS Bond VIP Subaccount and/or the DWS Global Equity VIP Subaccount, your enrollment will automatically be updated to reflect DWS Government Money Market VIP.

During the 60 days after the Liquidation Date, you will be allowed one transfer from DWS Government Money Market VIP that will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.

Upon completion of the terminations and liquidations, all references to DWS Bond VIP and DWS Global Equity VIP in the Prospectuses are deleted.

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.